Exhibit 99.1

Surmodics SurVeil™ Drug-Coated Balloon

TRANSCEND Pivotal Trial

12-Month Results

The Randomized And Controlled Noninferiority Trial to Evaluate Safety and Clinical Efficacy of the SurVeil™ Drug-Coated Balloon iN the Treatment of Subjects with Stenotic Lesions of the Femoropopliteal Artery Compared to the Medtronic IN.PACT® Admiral® Drug-Coated Balloon

Presented at LINC 2021: Late Breaking Clinical Trial
January 25, 2021

Dr.Kenneth Rosenfield on behalf of TRANSCEND Steering Committee and Investigators

SURMODICS

TRANSCEND Pivotal Trial 12-month Results

SURVEIL™ DCB: THIRD-GENERATION

GOALS for 3rd generation device (SURMODICS)

- **CLINICAL -** Similar therapeutic outcome with lower dose
  - Lower potential for complications
  - Wider therapeutic window

- **TECHNOLOGICAL** – Reduce Paclitaxel dose to 2.0 µg/mm^2; improve uniformity of drug delivery/distribution
  - Better efficiency of drug transfer
  - Reduction in downstream embolization


SurVeil™ DCB
0.035" OTW PTA platform
4–7 mm x 40–150 mm
Uniform drug topcoat
Paclitaxel + proprietary excipient
2.0 µg/mm² drug load
360°coating coverage
Shaft coating
Serene® hydrophilic coating
Proprietary PhotoLink® basecoat

THESIS: similar outcome with **lower dose** of cytotoxic drug

- **advance the state of the art**
- **provide better therapeutic choice**

SURMODICS

CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

TRANSCEND Pivotal Trial 12-month Results

TRANSCEND TRIAL JOURNEY

- First U.S. head-to-head DCB trial comparing novel device to control device that has 75% more drug load

- Paclitaxel debate

  → Enrollment pause slows study completion

- COVID 19

  → Subject follow-up more challenging



CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

SURMODICS

 TRANSCEND Pivotal Trial 12-month Results TRIAL OVERVIEW  PRINCIPAL INVESTIGATORSMarianne Brodmann, MDWilliam Gray, MDKenneth Rosenfield, MDTRIAL DESIGN, BIOSTATISTICS, DSMB, CECBaim Institute TRIAL OPERATIONS Medpass (OUS); Clinlogix (US)  Prospective, multicenter, international, randomized, single-blind trial of Surveil DCB versus IN.PACT Admiral DCB (1:1)446 subjects randomized52 US sites (N=290) and 13 OUS sites (N=156)Surveil (N=222) and IN.PACT ADMIRAL (N=224)60-month follow-upIndependent and blinded: DUS Core Lab, Angiographic Core Lab, Clinical Events Committee; unblinded Data Monitoring CommitteeHypotheses test - Non inferiority (15% NI margin for efficacy; 10% for safety)                                                                                  Global Site Participation  CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

TRANSCEND Pivotal Trial 12-month Results

KEY INCLUSION CRITERIA

CLINICAL	ANGIOGRAPHIC
• **Subject ≥ 18 years** • **Target limb Rutherford Class 2, 3, or 4**	• De Novo or non-stented restenotic lesion > 90 days after POBA angioplasty or > 180 days post prior DCB treatment • Target lesion length ≤ 180 mm • Target lesion starts ≥ 10mm below common femoral bifurcation and terminates at or above end of P1 segment of popliteal artery • Target vessel diameter ≥ 4mm and ≤ 7mm • Target lesion must have ≥ 70% stenosis by visual estimate • Target lesion residual stenosis ≤ 70% after pre-dilatation

CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

SURMODICS

 TRANSCEND Pivotal Trial 12-month Results baseline patient and lesion characteristics    SURVEILN = 222 subjects  IN.PACTN = 224 Subjects  P-value  Age (yrs)  68.7 ± 9.4 (222)  67.4 ± 9.3 (224)  0.136  Male  62.6% (139/222)  63.4% (142/224)  0.922  Rutherford Class        2  21.6% (48/222)  34.4% (77/224)    3  75.7% (168/222)  61.2% (137/224)  0.022 (*)  4  2.7% (6/222)  4.5% (10/224)    Lesion length (mm)1  72.5 ± 48.4 (221)  70.0 ± 50.5 (223)  0.597  Minimum Lumen Diameter (mm) 1  1.4 ± 1.1 (221)   1.3 ± 1.0 (223)  0.106  Reference Vessel Diameter (mm) 1  5.3 ± 0.9 (221)  5.3 ± 0.7 (223)  0.842  % Diameter stenosis1  72.9 ± 18.8 (221)  75.8 ± 18.1 (223)  0.102  1 Core Lab reported dataData reported as Mean±SD (N) or % (n/N)(*) t-test for equality of means    CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

TRANSCEND Pivotal Trial 12-month Results

PRIMARY ENDPOINTS

Safety (composite)	• Freedom from device- and procedure-related death through 30 days • Freedom from major amputation (above ankle) • Freedom from clinically-driven target vessel revascularization (CD-TVR) through 12 months
Efficacy	• *Primary patency* through 12 months, defined as a composite of o Freedom from clinically-driven target lesion revascularization (CD-TLR) o Freedom from binary restenosis (peak systolic velocity ratio [PSVR] ≥2.4 or ≥50% stenosis)[1]

[1]Assessed by independent DUS and angiographic core labs. In cases when there is a discrepancy between angiographic and DUS assessment of patency, angiographic assessment takes precedence.

SURMODICS

CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

SURVEILN = 222 subjects  IN.PACTN = 224 Subjects  P-value  Stenosis (%)         After Pre-Dilatation1  29.5 ± 15.2 (212)  31.2 ± 16.0 (218)  0.280  After DCB deployment2  20.3±10.4 (215)  19.9±10.1 (220)  0.728   Final2  18.7 ± 9.6  (217)  18.9 ± 9.3  (223)  0.875  Max Inflation Pressure (atm)3,4  8.3 ± 2.4 (290)  9.2 ± 2.4 (266)  <0.001  Inflation Duration (sec)3  183.3 ± 64.4 (290)  185.5 ± 63.6 (267)   0.686  Final MLD (mm)2  4.3 ± 0.8 (221)   4.3 ± 0.7 (223)   0.604  Dissection (>/= Grade C) (Post Procedure)2  21.7% (47/217)  15.7% (35/223)  0.108  % of subjects requiring Post dilatation   18.0% (40/222)  17.4% (39/224)  0.902  % of subjects with Bailout stenting   8.1% (18/222)  6.7% (15/224)  0.592   1 Site Data 2 Core Lab data 3 Information based on number of devices used4Nominal pressure for IN.PACT 8atm and 5atm (200mm and 250mm), 6atm for SurVeil.  TRANSCEND Pivotal Trial 12-month Results PROCEDURAL CHARACTERISTICS   Data reported as Mean±SD (N) or % (n/N)  CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

 TRANSCEND Pivotal Trial 12-month Results 12-Month safety Results (ITT)  ENDPOINT MET  SURVEIL ARM  IN.PACT ARM  DIFFERENCE(2-sided 95% CL)  P-VALUE for Non-Inferiority (NI=10%)  Primary safety1   91.7%  89.6%   2.1(-4.0%, 8.2%)  <0.001  Freedom from all cause death at 30 days2,3   99.5% (217/218)  100.0% (223/223)      Freedom from target limb amputation2,5  100.0% (196/196)  100.0% (215/215)      Freedom from CD-TVR2,4  92.4% (183/198)   89.9% (195/217)      1Multiple Imputation2Complete case analysis3 Denominators include subjects with at least 28 days of follow-up or subjects experiencing device- or procedure-related death through 30 days. 4 Denominators include subjects with at least 335 days of follow-up or subjects experiencing clinically-driven TVR through 365 days.5 Denominators include subjects with at least 335 days of follow-up or subjects experiencing target limb amputation through 365 days.  CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

 TRANSCEND Pivotal Trial 12-month Results kaplan-Meier for Primary sAFETY endpoint (ITT)    CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

 TRANSCEND Pivotal Trial 12-month Results 12-Month Primary EFFICACY Results (ITT)  ENDPOINT MET   SURVEIL ARM  IN.PACT ARM  Difference(2-sided lower 95% CL)  P-Value for Non-Inferiority (NI = 15%)  Primary effectiveness1   81.7%  85.9%  -4.2% (-12.0%, 3.6%)  0.003  Freedom from CD-TLR (12 months)2,3  91.9% (182/198)  94.4% (203/215)      Freedom from Binary restenosis (PSVR ≥2.4 or ≥50% stenosis)2,4  88.0% (139/158)  91.2% (165/181)      1Multiple Imputation 2Complete Case Analysis3Denominators include subjects with at least 335 days of follow-up or subjects experiencing clinically-driven TLR through 395 days. 4Denominators include subjects with evaluable 12-month DUS (within or outside the visit window of 365±30 days) or subjects whose stenosis status could have been imputed from later assessments.  CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

 TRANSCEND Pivotal Trial 12-month Results kaplan Meier for Primary EFFICACY endpoint (ITT)    CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.

 TRANSCEND Pivotal Trial 12-month Results kaplan Meier for Freedom from cd-tlr (ITT)  CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.    K-M Estimate for Freedom from CD-TLR (ITT)

 First head-to-head RCT of next generation low-dose DCB vs high-dose DCBSafety and Efficacy endpoints were achieved in a pivotal RCT SurVeil DCB non-inferior to market leading IN.PACT DCB with respect to Composite Patency, including CD-TLR and Binary restenosisComparable effectiveness achieved at a substantially lower dose of drug  CAUTION: SurVeil™ Drug-Coated Balloon is an investigational device. Limited by Federal (or United States) law to investigational use.  TRANSCEND Pivotal Trial 12-month Results Conclusions